SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Stationsplein 45 3013 AK Rotterdam The Netherlands

(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500

(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01. Other Events.

On February 25, 2014, LyondellBasell Industries N.V. (the “Company”) and its wholly owned subsidiary, LYB International Finance B.V. (the “Issuer”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the underwritten public offering and sale by the Issuer of $1 billion aggregate principal amount of 4.875% Guaranteed Notes due 2044 (the “Notes”). The Notes are fully and unconditionally guaranteed by the Company. The Underwriting Agreement includes the terms and conditions for the issuance and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The Notes will be issued under an indenture dated as of July 16, 2013, between the Company, the Issuer and Wells Fargo Bank, N.A., as trustee (the “Indenture”). The terms of the Notes and the guarantee by the Company will be set forth in an officer’s certificate of the Issuer delivered pursuant to the Indenture (the “Officer’s Certificate”). Closing of the issuance and sale of the Notes is scheduled to occur on February 28, 2014.

The offering of the Notes was made pursuant to an automatic shelf registration statement the Company filed with the Securities and Exchange Commission (the “SEC”) that became effective upon filing on June 17, 2013 (Registration No. 333-189375).

The descriptions above are summaries and are qualified in their entirety by the Underwriting Agreement, the Indenture and the Officer’s Certificate, copies of which are filed as Exhibits to this Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated February 25, 2014 among LyondellBasell Industries N.V., LYB International Finance B.V. and Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein

4.1	Indenture, among LYB International Finance B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of July 16, 2013 (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on July 16, 2013)

4.2	Officer’s Certificate of LYB International Finance B.V. relating to the Notes, dated as of February 28, 2014

4.3	Form of LYB International Finance B.V.’s 4.875% Guaranteed Notes due 2044 (included in Exhibit 4.2)

5.1	Legal opinion of Baker Botts L.L.P.

8.1	Legal opinion of De Brauw Blackstone Westbroek N.V.

12.1	Computation of Ratio of Earnings to Fixed Charges for each of the five years within the period ended December 31, 2013

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: February 28, 2014	By:	/s/ Craig B. Glidden
Craig B. Glidden
Executive Vice President

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement dated February 25, 2014 among LyondellBasell Industries N.V., LYB International Finance B.V. and Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein

4.1	Indenture, among LYB International Finance B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of July 16, 2013 (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on July 16, 2013)

4.2	Officer’s Certificate of LYB International Finance B.V. relating to the Notes, dated as of February 28, 2014

4.3	Form of LYB International Finance B.V.’s 4.875% Guaranteed Notes due 2044 (included in Exhibit 4.2)

5.1	Legal opinion of Baker Botts L.L.P.

8.1	Legal opinion of De Brauw Blackstone Westbroek N.V.

12.1	Computation of Ratio of Earnings to Fixed Charges for each of the five years within the period ended December 31, 2013

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

23.2	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 8.1)